UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Opportunity Fund
Paradigm Micro-Cap Fund
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
December 31, 2013

Table of Contents

PARADIGM FUNDS
Letter to Shareholders	2
Sector Allocation	6
Performance Information	8
Schedules of Investments	12
Statements of Assets and Liabilities	22
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights	26
NOTES TO FINANCIAL STATEMENTS	28
DISCLOSURE OF EXPENSES	34
ADDITIONAL INFORMATION	36
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
TRUSTEES & OFFICERS	38

2013 Annual Report 1

Letter to Shareholders

Dear Fellow Shareholders:

By most accounts, 2013 was an exceptionally strong year for US equity markets across the board. Given the momentum of the Russell 2000 leaping nearly 9% in the fourth quarter alone, it was challenging for active managers to keep pace. The year presented unusual market conditions, with momentum driving stock prices and growth outperforming value. Stock prices were also highly bifurcated, with out-of-favor companies disproportionately punished. We have carefully evaluated the drivers of the funds' performance in an attempt to learn from the past, and we see many reasons for optimism about the future.

As 2013 sustained the theme of a slow and steady recovery in the US economy, we expect 2014 to offer more of the same. Recent GDP data have proved encouraging to the upside, despite the October government shutdown and concerns about the potential impact on business and consumer sentiment. The unemployment rate continues to tick down, most recently to 6.7%; unfortunately the recent reductions have not resulted from true hiring but rather from people exiting the workforce altogether, which is less encouraging. These two key data points lead us to question if we are perhaps facing a more subdued "new normal" for the US economy. That being said, while December brought confirmation that the Fed is committed to tapering, the Fed is still providing an enormous amount of liquidity to the markets, with equities remaining the prime beneficiary.

While 2013's economic improvement was driven largely by the residential housing industry, we believe that 2014 should reflect more broad-based strength. Increased optimism should drive both corporate capital spending, and commercial/infrastructure construction. With the underpinnings of continued consumer spending and an ongoing housing recovery, we believe that renewed commercial construction spending could provide an additional uplift for US economic growth. We would be remiss not to mention our ongoing concerns, as the US budget resolution still remains a somewhat open topic, and government spending remains constrained. Moreover, the implementation of the Affordable Care Act, and increased regulation in general, serve as a potential headwinds for small- and medium-sized businesses as an important component of the US economy.

On a global level, as the US continues to chug along, the rest of the world appears somewhat mixed. By most accounts Europe has finally turned a corner, most notably with recent improvements in Spain and the UK. Emerging markets remain a weak spot, and the ever-present concerns about China's growth rate serve as another variable for market sentiment. These varied global results underscore to us the continued relative attractiveness of the US economy, and thus US equities.

Consequently, we remain cautiously optimistic about the prospects for US small-cap equities as we head into 2014. The momentum-driven markets of 2013 led to a degree of bifurcation among companies within the same industries, with material disparities in valuation for in- and out-of-favor companies. In our opinion, there are still investment opportunities where companies have high free cash flow yields, and are selling at discounts to their true intrinsic value. We saw further confirmation of these valuation disparities in fourth-quarter M&A activity. After a mid-year lull, we saw a significant pickup in M&A activity in the fourth quarter, including many out-of-favor names that were acquired by larger public companies at valuations that brought them to the peer group level, where they had previously been selling at a steep discount.

We continue to seek out such names, and are focused on those sectors that lagged the benchmark in 2013, as well as those companies that lagged their peer groups. For exam-

2013 Annual Report 2

ple, the specialty retail group suffered through a very challenging holiday sales season, with several of those names selling as of the date of this report at or near their 52-week lows after sell-offs in the fourth quarter. Technology is another area where we believe there are still opportunities to be found. Thus, we approach the new year from a constructive stance, as the US economy gains traction and the US once again appears to be the investment arena of choice. While even that is not without its challenges, we are optimistic about our ability to execute in this environment.

Paradigm Value Fund

The Paradigm Value Fund appreciated 21.82% in 2013, compared to 34.52% for its benchmark, the Russell 2000 Value Index. Over the past three years on an annualized basis, the Fund has returned 8.36%, compared to 14.49% for the benchmark. Since inception (January 1, 2003) on an annualized basis, the Fund has returned 14.75%, compared to 11.57% for the benchmark.

The Consumer Discretionary sector was the top contributor to return in 2013, driven by a combination of stock selection and overweight to the best-performing benchmark sector. The portfolio sector returned 50.89%, narrowly outperforming the benchmark sector's 49.11% return.

The Information Technology sector was the second-largest contributor to return in 2013. The portfolio sector's 33.13% return lagged the benchmark sector, but this was partially offset by the portfolio's overweight allocation. We avoided the high-flying software and services companies in favor of the more stable risk/reward profiles offered by hardware companies with proprietary products, strong market positions, and discounted valuations. We believe this approach will be rewarded over time.

The Fund's underweight to the Financials sector was validated in 2013, with the Fund's significant underweight (14.75% vs. 38.75% for the benchmark) contributing 90 basis points of relative performance. Stock selection in the sector was more challenging, and the portfolio's diversified financials lagged the banks that make up the majority of the Russell 2000 Value's Financials sector. This may have been an excess of caution in 2013, but we believe prudence is still appropriate given interest rate risks and uniformity of valuation across the banking industry.

Paradigm Select Fund

The Paradigm Select Fund returned 28.83% in 2013, compared to 36.80% for its benchmark, the Russell 2500 Index. Over the past three years on an annualized basis, the Fund has returned 12.73% compared to 16.28% for the benchmark. Since inception (January 1, 2005) on an annualized basis, the Fund has returned 9.19% compared to 8.90% for the benchmark.

The Consumer Discretionary sector was the top contributor to return in 2013, driven by a combination of stock selection and sector allocation. The portfolio sector returned 57.77%, compared to 44.07% for the benchmark sector.

Information Technology, the second-largest contributing sector, returned 30.41% in 2013, compared to 39.13% for the benchmark sector. This was partially offset by the portfolio's

2013 Annual Report 3

overweight allocation to the sector. We avoided the high-flying software and services companies in favor of the more stable risk/reward profiles offered by hardware companies with proprietary products, strong market positions, and discounted valuations. We believe this approach will be rewarded over time.

The Materials sector proved the most challenging in 2013, due primarily to the sharp sell-off in precious metals.

Paradigm Opportunity Fund

The Paradigm Opportunity Fund appreciated 25.54% in 2013, compared to 38.82% for its benchmark, the Russell 2000 Index. Over the past three years on an annualized basis, the Fund has returned 9.75%, compared to 15.67% for the benchmark. Since inception (January 1, 2005) on an annualized basis, the Fund has returned 6.76%, compared to 8.09% for the benchmark.

Information Technology was the largest contributor in 2013. However, the portfolio's avoidance of high-flying software and services companies in favor of the more stable risk/reward profiles offered by hardware companies with proprietary products, strong market positions, and discounted valuations did detract from relative performance in the sector. We believe this approach will be rewarded over time.

Strong stock selection made the Energy sector the portfolio's top performer on a relative basis, with the portfolio sector appreciating 47.99%, compared to 30.18% for the benchmark sector. Matrix Service Company was the best-performing holding in the sector.

Paradigm Microcap Fund

The Paradigm Microcap Fund appreciated 41.41% in 2013, compared to an increase of 45.62% for the benchmark Russell MicroCap Index. Over the past three years the Fund has returned 15.89% on an annualized basis, compared to 16.52% for the benchmark. Since inception (January 1, 2008) on an annualized basis, the Fund has returned 8.90%, compared to 7.75% for the benchmark.

The Information Technology sector was the top contributor to return in 2013. Information Technology has long been an area of focus for the portfolio as we believe it offers many attractively valued companies with strong free cash flows, proprietary technology, and competitive market positions. The portfolio sector's 22.81% return lagged the benchmark sector slightly, but overweight allocation made the sector a relative outperformer.

The Consumer Discretionary sector was the second-largest contributor to return. The portfolio's overweight contributed 2.82% to relative performance. However, the portfolio's holdings lagged the benchmark sector, due in part to the portfolio's focus on specialty retail, which sold off significantly in 2013. Our extensive conversations with the management teams of our holdings in this industry give us confidence that the sector as a whole has been oversold, and we have taken advantage of current market sentiment to selectively add to those positions that we believe are best positioned to rebound in 2014.

2013 Annual Report 4

Health Care was the most challenging sector for the portfolio in 2013. The Russell Micro-Cap Health Care sector was driven by biotech and pharmaceutical companies with more speculative prospects. The portfolio is focused on more stable, proven medical device, instrument, and service companies whose outcomes tend to be less binary.

Sincerely,

Candace King Weir                                                                Amelia F. Weir
President and Chief Investment Officer                                   Senior Vice President
Paradigm Funds Advisor LLC                                                 Paradigm Funds Advisor LLC

2013 Annual Report 5

Paradigm Funds (Unaudited)

PARADIGM VALUE FUND Sector Allocation (Unaudited) (As a Percentage of Equity Securities Held)

PARADIGM SELECT FUND Sector Allocation (Unaudited) (As a Percentage of Equity Securities Held)

2013 Annual Report 6

Paradigm Funds (Unaudited)

PARADIGM OPPORTUNITY FUND Sector Allocation (Unaudited) (As a Percentage of Equity Securities Held)

PARADIGM MICRO-CAP FUND Sector Allocation (Unaudited) (As a Percentage of Equity Securities Held)

2013 Annual Report 7

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2013.

December 31, 2013 NAV $56.37

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Value Fund	21.82%	8.36%	16.65%	10.94%
Russell 2000® Value Index(B)	34.52%	14.49%	17.64%	8.61%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B) The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2013 Annual Report 8

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2013.

December 31, 2013 NAV $37.05

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Paradigm Select Fund	28.83%	12.73%	18.22%	9.19%
Russell 2500® Index(B)	36.80%	16.28%	21.77%	8.90%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2013 Annual Report 9

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2013.

December 31, 2013 NAV $31.25

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Paradigm Opportunity Fund	25.54%	9.75%	19.66%	6.76%
Russell 2000® Index(B)	38.82%	15.67%	20.08%	8.09%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B) The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2013 Annual Report 10

Paradigm Micro-Cap Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Period Ended December 31, 2013.

December 31, 2013 NAV $30.35

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Paradigm Micro-Cap Fund	41.41%	15.89%	19.00%	8.90%
Russell Microcap® Index(B)	45.62%	16.52%	21.05%	7.75%

(A) 1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Micro-Cap Fund was January 1, 2008. Effective December 27, 2011, the name of the Paradigm Intrinsic Value Fund was changed to the Paradigm Micro-Cap Fund.

(B) The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies. Therefore, the primary comparative index was changed from the S&P 500® Index to the Russell Microcap® Index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2013 Annual Report 11

Paradigm Value Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Air Courier Services
245,000	Air Transport Services Group, Inc. *	$1,982,050	1.49%
Cable & Other Pay Television Services
94,375	Starz - Class A *	2,759,525	2.07%
Computer Communications Equipment
233,125	Emulex Corporation *	1,669,175
138,903	QLogic Corp. *	1,643,222
		3,312,397	2.49%
Construction - Special Trade Contractors
134,018	Matrix Service Co. *	3,274,060	2.46%
Crude Petroleum & Natural Gas
40,393	Approach Resources Inc. *	779,585
145,725	Northern Oil & Gas, Inc. *	2,196,076
363,509	PetroQuest Energy Inc. *	1,570,359
87,460	Stone Energy Corporation *	3,025,241
107,000	W&T Offshore, Inc.	1,712,000
		9,283,261	6.98%
Deep Sea Foreign Transportation of Freight
90,000	Ardmore Shipping Corporation (Ireland)	1,400,400
155,000	Baltic Trading Limited	998,200
		2,398,600	1.80%
Drilling Oil & Gas Wells
17,005	Atwood Oceanics Inc. *	907,897	0.68%
Electrical Work
53,358	EMCOR Group Inc.	2,264,514	1.70%
Electronic Components & Accessories
168,736	Vishay Intertechnology Inc.*	2,237,439	1.68%
Fire, Marine & Casualty Insurance
16,100	Aspen Insurance Holdings Limited (Bermuda)	665,091
28,700	Montpelier Re Holdings Ltd. (Bermuda)	835,170
		1,500,261	1.13%
Footwear (No Rubber)
48,850	Iconix Brand Group, Inc. *	1,939,345	1.46%
Glass & Glassware, Pressed or Blown
29,725	Libbey Inc. *	624,225	0.47%
Gold and Silver Ores
103,600	First Majestic Silver Corp. * (Canada)	1,015,280	0.76%
Heavy Construction Other Than Building Construction - Contractors
11,400	Granite Construction Incorporated	398,772	0.30%
In Vitro & In Vivo Diagnostic Substances
36,513	Myriad Genetics, Inc. *	766,043	0.58%
Industrial Inorganic Chemicals
37,500	LSB Industries, Inc. *	1,538,250	1.16%
Industrial Organic Chemicals
50,194	Sensient Technologies Corp.	2,435,413	1.83%
Laboratory Analytical Instruments
40,177	PerkinElmer Inc.	1,656,498	1.24%
Miscellaneous Business Credit Institution
73,500	PHH Corporation *	1,789,725	1.34%
Miscellaneous Electrical Machinery, Equipment & Supplies
104,525	Electro Scientific Industries, Inc.	1,093,331	0.82%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 12

Paradigm Value Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Mortgage Bankers & Loan Correspondents
65,813	Walter Investment Management Corp. *	$2,327,148	1.75%
Motor Vehicle Parts & Accessories
35,900	Superior Industries International, Inc.	740,617
5,000	Tower International, Inc. *	107,000
26,950	Visteon Corporation *	2,206,936
		3,054,553	2.29%
Oil & Gas Field Services, NEC
91,963	C&J Energy Services, Inc. *	2,124,345
185,000	Willbros Group, Inc. *	1,742,700
		3,867,045	2.91%
Operative Builders
47,350	Meritage Homes Corporation *	2,272,326	1.71%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
152,211	Symmetry Medical, Inc. *	1,534,287	1.15%
Petroleum Refining
48,275	Delek US Holdings, Inc.	1,661,143	1.25%
Precious Metal Mining
175,025	Richmont Mines Inc. *	175,025	0.13%
Radio & TV Broadcasting & Communications Equipment
27,683	Loral Space & Communications Inc. *	2,241,769	1.68%
Real Estate
55,000	PICO Holdings, Inc. *	1,271,050	0.95%
Retail - Apparel & Accessory Stores
138,200	Express Inc. *	2,580,194
56,756	The Men's Wearhouse, Inc.	2,899,097
		5,479,291	4.12%
Retail - Auto Dealers & Gasoline Stations
14,850	Murphy USA Inc. *	617,166	0.46%
Retail - Family Clothing Stores
145,386	American Eagle Outfitters, Inc.	2,093,558	1.57%
Retail - Retail Stores, NEC
48,375	IAC/InterActiveCorp.	3,320,992	2.49%
Retail - Shoe Stores
79,466	Foot Locker, Inc.	3,293,071	2.47%
Rubber & Plastics Footwear
33,425	Deckers Outdoor Corporation *	2,823,075	2.12%
Savings Institution, Federally Chartered
36,364	United Financial Bancorp	686,916	0.52%
Semiconductors & Related Devices
85,515	Kulicke & Soffa Industries Inc. * (Singapore)	1,137,349
133,325	Microsemi Corporation *	3,326,459
398,850	TriQuint Semiconductor, Inc. *	3,326,409
		7,790,217	5.86%
Services - Business Services
286,650	Premiere Global Services Inc. *	3,322,274	2.50%
Services - Computer Integrated Systems Design
154,475	Convergys Corp.	3,251,699
31,269	Verint Systems Inc. *	1,342,691
		4,594,390	3.45%
Services - Computer Processing & Data Preparation
198,785	Demand Media, Inc. *	1,146,989	0.86%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 13

Paradigm Value Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Services - Help Supply Services
70,675	Kelly Services, Inc. - Class A	$1,762,634
78,119	Kforce Inc.	1,598,315
		3,360,949	2.52%
Services - Hospitals
31,150	Magellan Health Services Inc. *	1,866,197
33,876	MEDNAX, Inc. *	1,808,301
		3,674,498	2.76%
Services - Motion Picture Theaters
166,625	Regal Entertainment Group Class A	3,240,856	2.43%
Services - Prepackaged Software
81,915	Progress Software Corporation *	2,115,864	1.59%
Special Industry Machinery, NEC
223,155	Brooks Automation, Inc.	2,340,896	1.76%
Telegraph & Other Message Communications
61,722	j2 Global, Inc.	3,086,717	2.32%
Transportation Services
55,758	GATX Corp.	2,908,895	2.19%
Trucking (No Local)
144,500	Quality Distribution, Inc. *	1,853,935	1.39%
Wholesale - Machinery, Equipment & Supplies
29,700	Applied Industrial Technologies	1,457,973	1.10%
Wholesale - Petroleum & Petroleum Products (No Bulk Stations)
130,000	Aegean Marine Petroleum Network Inc.	1,458,600	1.10%
Total for Common Stocks (Cost $81,066,641)		$122,248,354	91.84%
REAL ESTATE INVESTMENT TRUSTS
30,000	Blackstone Mortgage Trust, Inc. - Class A	813,900
202,279	MFA Financial, Inc.	1,428,090
51,850	Mid-America Apartment Communities Inc.	3,149,369
90,000	PennyMac Mortgage Investment Trust	2,066,400
Total for Real Estate Investment Trusts (Cost $6,276,155)		7,457,759	5.60%
MONEY MARKET FUNDS
3,958,301	SEI Daily Income Treasury Government CL B 0.02% **	3,958,301	2.97%
	(Cost $3,958,301)
Total Investment Securities		133,664,414	100.41%
	(Cost $91,301,097)
Liabilities in Excess of Other Assets		(550,984)	-0.41%
Net Assets		$133,113,430	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2013. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 14

Paradigm Select Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Aircraft & Parts
1,675	Triumph Group, Inc.	$127,417	1.56%
Cable & Other Pay Television Services
5,645	Starz - Class A *	165,060	2.02%
Chemical & Allied Products
1,350	Innospec Inc.	62,397
3,600	Olin Corp.	103,860
		166,257	2.03%
Computer Communications Equipment
12,325	Emulex Corporation *	88,247	1.08%
Construction - Special Trade Contractors
5,750	Matrix Service Co. *	140,473	1.72%
Crude Petroleum & Natural Gas
3,725	Approach Resources Inc. *	71,893
5,550	Midstates Petroleum Company, Inc. *	36,741
13,275	PetroQuest Energy Inc. *	57,348
3,975	Stone Energy Corporation *	137,495
1,700	Whiting Petroleum Corp. *	105,179
		408,656	5.00%
Electrical Work
1,825	EMCOR Group Inc.	77,453	0.95%
Electromedical & Electrotherapeutic Apparatus
5,100	Masimo Corporation *	149,073	1.82%
Electronic Components & Accessories
9,410	Vishay Intertechnology Inc. *	124,777	1.53%
Fire, Marine & Casualty Insurance
359	Alleghany Corporation *	143,586
2,750	American Financial Group Inc.	158,730
4,325	Aspen Insurance Holdings Limited (Bermuda)	178,666
3,425	Montpelier Re Holdings Ltd. (Bermuda)	99,667
		580,649	7.09%
Footwear (No Rubber)
3,050	Iconix Brand Group, Inc. *	121,085	1.48%
Gold and Silver Ores
5,050	First Majestic Silver Corp * (Canada)	49,490	0.60%
In Vitro & In Vivo Diagnostic Substances
2,425	Myriad Genetics, Inc. *	50,876	0.62%
Industrial Organic Chemicals
1,725	Sensient Technologies Corporation	83,697
1,425	Westlake Chemical Corp.	173,950
		257,647	3.15%
Instruments For Measurement & Testing of Electricity & Electric Signals
4,700	Teradyne, Inc. *	82,814	1.01%
Laboratory Analytical Instruments
1,400	PerkinElmer Inc.	57,722	0.71%
Machine Tools, Metal Cutting Types
2,825	Kennametal Inc.	147,098	1.80%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
775	PVH Corp.	105,415	1.29%
Miscellaneous Business Credit Institution
3,650	PHH Corporation *	88,877	1.09%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 15

Paradigm Select Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Miscellaneous Furniture & Fixtures
3,350	Hillenbrand, Inc.	$98,557	1.20%
Mortgage Bankers & Loan Correspondents
5,050	Walter Investment Management Corp. *	178,568	2.18%
Motor Vehicle Parts & Accessories
3,550	Superior Industries International, Inc.	73,236
1,775	Visteon Corporation *	145,355
		218,591	2.67%
Operative Builders
3,050	Meritage Homes Corporation *	146,370
5,150	M/I Homes, Inc. *	131,067
		277,437	3.39%
Periodicals: Publishing or Publishing & Printing
4,675	Rovi Corporation *	92,051	1.13%
Petroleum Refining
5,250	Delek US Holdings, Inc.	180,653
4,500	Western Refining, Inc.	190,845
		371,498	4.54%
Plastics Products
2,075	AptarGroup Inc.	140,706	1.72%
Printed Circuit Boards
5,325	Jabil Circuit, Inc.	92,868	1.14%
Radio & TV Broadcasting & Communications Equipment
1,400	Loral Space & Communications Inc. *	113,372	1.39%
Retail - Apparel & Accessory Stores
6,400	Express Inc. *	119,488
2,900	The Men's Wearhouse, Inc.	148,132
		267,620	3.27%
Retail - Auto Dealers & Gasoline Stations
2,050	Murphy USA Inc. *	85,198	1.04%
Retail - Family Clothing Stores
5,225	American Eagle Outfitters, Inc.	75,240	0.92%
Retail - Radio, TV & Consumer Electronics Stores
3,475	Best Buy Co., Inc.	138,583	1.69%
Retail - Retail Stores, NEC
2,425	IAC/InterActiveCorp.	166,479	2.03%
Retail - Shoe Stores
2,850	Foot Locker, Inc.	118,104	1.44%
Rubber & Plastics Footwear
2,675	Deckers Outdoor Corporation *	225,931	2.76%
Semiconductors & Related Devices
4,200	Kulicke & Soffa Industries Inc. * (Singapore)	55,860
6,225	Microsemi Corporation *	155,314
4,950	Skyworks Solutions, Inc. *	141,372
21,174	TriQuint Semiconductor, Inc. *	176,591
		529,137	6.46%
Services - Auto Rental & Leasing
1,450	Ryder System, Inc.	106,981	1.31%
Services - Business Services
8,220	Premiere Global Services Inc. *	95,270	1.16%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 16

Paradigm Select Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Computer Integrated Systems Design
5,800	Convergys Corp.	$122,090
2,377	Verint Systems Inc. *	102,068
		224,158	2.74%
Services - Computer Processing & Data Preparation
7,025	Demand Media, Inc. *	40,534	0.50%
Services - Help Supply Services
4,600	Kelly Services, Inc. - Class A	114,724
5,075	Kforce Inc.	103,834
		218,558	2.67%
Services - Hospitals
1,925	Magellan Health Services Inc. *	115,327
1,200	MEDNAX, Inc. *	64,056
		179,383	2.19%
Services - Motion Picture Theaters
7,650	Regal Entertainment Group Class A	148,792	1.82%
Services - Prepackaged Software
3,650	Progress Software Corporation *	94,279	1.15%
Telegraph & Other Message Communications
2,850	j2 Global, Inc.	142,528	1.74%
Telephone & Telegraph Apparatus
8,325	Polycom, Inc. *	93,490	1.14%
Transportation Services
2,675	GATX Corporation	139,555	1.71%
Wholesale - Electronic Parts & Equipment, NEC
2,150	Avnet, Inc.	94,836	1.16%
Wholesale - Lumber & Other Construction Materials
2,875	Boise Cascade Holdings, L.L.C. *	84,755	1.04%
Wholesale - Machinery, Equipment & Supplies
2,975	Applied Industrial Technologies	146,043	1.79%
Total for Common Stocks (Cost $5,298,494)		$7,988,188	97.64%
REAL ESTATE INVESTMENT TRUSTS
2,175	Mid-America Apartment Communities Inc.	132,110	1.61%
Total for Real Estate Investment Trusts (Cost $121,527)
MONEY MARKET FUNDS
67,543	SEI Daily Income Treasury Government CL B 0.02% **	67,543	0.83%
	(Cost $67,543)
Total Investment Securities		8,187,841	100.08%
	(Cost $5,487,564)
Liabilities in Excess of Other Assets		(6,597)	-0.08%
Net Assets		$8,181,244	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2013. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 17

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Aircraft & Parts
1,625	Triumph Group, Inc.	$123,614	2.05%
Biological Products, (No Diagnostic Substances)
1,625	Life Technologies Corporation *	123,175	2.04%
Computer Communications Equipment
23,050	Emulex Corporation *	165,038	2.73%
Construction - Special Trade Contractors
8,100	Matrix Service Co. *	197,883	3.28%
Crude Petroleum & Natural Gas
8,475	Midstates Petroleum Company, Inc. *	56,105
20,425	PetroQuest Energy Inc. *	88,236
6,075	Stone Energy Corporation *	210,134
		354,475	5.87%
Electrical Work
2,825	EMCOR Group Inc.	119,893	1.99%
Gold and Silver Ores
10,275	First Majestic Silver Corp * (Canada)	100,695	1.67%
Industrial Inorganic Chemicals
2,350	ATMI, Inc. *	70,993	1.18%
Industrial Organic Chemicals
2,650	Sensient Technologies Corporation	128,578	2.13%
Instruments For Measurement & Testing of Electricity & Electric Signals
7,075	Teradyne, Inc. *	124,662	2.07%
Laboratory Analytical Instruments
2,125	PerkinElmer Inc.	87,614	1.45%
Miscellaneous Electrical Machinery, Equipment & Supplies
14,225	Electro Scientific Industries, Inc.	148,793	2.46%
Miscellaneous Furniture & Fixtures
5,100	Hillenbrand, Inc.	150,042	2.49%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
11,800	Symmetry Medical, Inc. *	118,944	1.97%
Periodicals: Publishing or Publishing & Printing
6,425	Rovi Corporation *	126,508	2.10%
Retail - Apparel & Accessory Stores
9,475	Express Inc. *	176,898
4,375	The Men's Wearhouse, Inc.	223,475
		400,373	6.63%
Retail - Department Stores
1,400	Dillard's, Inc. - Class A	136,094	2.25%
Retail - Family Clothing Stores
5,425	American Eagle Outfitters, Inc.	78,120	1.29%
Retail - Retail Stores, NEC
3,350	IAC/InterActiveCorp.	229,981	3.81%
Retail - Shoe Stores
4,375	Foot Locker, Inc.	181,300	3.00%
Semiconductors & Related Devices
6,425	Kulicke & Soffa Industries Inc. * (Singapore)	85,453
9,425	Microsemi Corporation *	235,154
6,175	Skyworks Solutions, Inc. *	176,358
28,425	TriQuint Semiconductor, Inc. *	237,064
		734,029	12.16%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 18

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Business Services
13,025	Premiere Global Services Inc. *	$150,960	2.50%
Services - Computer Integrated Systems Design
8,850	Convergys Corp.	186,292	3.09%
Services - Computer Processing & Data Preparation
10,175	Demand Media, Inc. *	58,710	0.97%
Services - Hospitals
2,925	Magellan Health Services Inc. *	175,237
1,850	MEDNAX, Inc. *	98,753
		273,990	4.54%
Services - Motion Picture Theaters
11,775	Regal Entertainment Group Class A	229,024	3.79%
Services - Prepackaged Software
6,700	Progress Software Corporation *	173,061	2.87%
Special Industry Machinery (No Metalworking Machinery)
2,000	Kadant Inc.	81,040	1.34%
Special Industry Machinery, NEC
16,250	Brooks Automation, Inc.	170,462	2.82%
Telegraph & Other Message Communications
4,275	j2 Global, Inc.	213,793	3.54%
Telephone & Telegraph Apparatus
10,900	Polycom, Inc. *	122,407	2.03%
Total for Common Stocks (Cost $3,860,523)		$5,560,543	92.11%
REAL ESTATE INVESTMENT TRUSTS
3,275	Mid-America Apartment Communities Inc.	198,923
Total for Real Estate Investment Trusts (Cost $144,206)		198,923	3.30%
MONEY MARKET FUNDS
282,547	SEI Daily Income Treasury Government CL B 0.02% **	282,547	4.68%
	(Cost $282,547)
Total Investment Securities		6,042,013	100.09%
	(Cost $4,287,276)
Liabilities in Excess of Other Assets		(5,541)	-0.09%
Net Assets		$6,036,472	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2013. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 19

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Aircraft Parts & Auxiliary Equipment, NEC
50,000	LMI Aerospace Inc. *	$737,000	2.71%
Commercial Printing
15,000	Consolidated Graphics, Inc. *	1,011,600	3.72%
Communications Services, NEC
40,000	Kratos Defense & Security Solutions, Inc. *	307,200	1.13%
Computer Communications Equipment
120,000	Extreme Networks, Inc. *	837,600	3.08%
Electromedical & Electrotherapeutic Apparatus
200,000	Solta Medical, Inc. *	590,000
120,000	Synergetics USA, Inc. *	434,400
		1,024,400	3.76%
Electronic Components & Accessories
120,000	Silicon Image, Inc. *	738,000	2.71%
Electronic Computers
30,000	Omnicell, Inc. *	765,900	2.81%
Industrial Instruments for Measurement, Display and Control
70,000	Rudolph Technologies Inc. *	821,800	3.02%
Instruments for Measuring & Testing of Electricity & Electric Signals
100,000	LTX-Credence Corporation *	799,000	2.94%
Millwood, Veneer, Plywood, & Structural Wood Members
30,000	Ply Gem Holdings, Inc. *	540,900	1.99%
Miscellaneous Manufacturing Industries
50,000	Summer Infant, Inc. *	90,500	0.33%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
30,000	Exactech Inc. *	712,800
140,000	RTI Surgical, Inc. *	495,600
		1,208,400	4.44%
Paper Mills
15,000	KapStone Paper and Packaging Corporation *	837,900	3.08%
Pharmaceutical Preparations
30,000	Nature's Sunshine Products	519,600	1.91%
Plastics Products, NEC
30,000	Entegris, Inc. *	347,700	1.28%
Retail - Apparel & Accessory Stores
200,000	Pacific Sunwear of California, Inc. *	668,000
80,000	Tilly’s, Inc. Class A *	916,000
		1,584,000	5.82%
Radio & TV Broadcasting & Communications Equipment
80,000	Harmonic Inc. *	590,400	2.17%
Retail - Auto Dealers & Gasoline Stations
40,000	West Marine Inc. *	569,200	2.09%
Retail - Catalog & Mail-Order Houses
30,000	Insight Enterprises Inc. *	681,300	2.50%
Retail - Family Clothing Stores
20,000	Stage Stores, Inc.	444,400
26,000	Stein Mart Inc.	349,700
		794,100	2.92%
Retail - Hobby, Toy & Game Shops
40,000	Build-A-Bear Workshop, Inc. *	302,000	1.11%
Retail - Retail Stores, NEC
20,000	Kirkland's, Inc. *	473,400	1.74%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 20

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Retail - Shoe Stores
25,000	Finish Line Inc. Class A	$704,250	2.59%
Retail - Women's Clothing Stores
160,000	New York & Company, Inc. *	699,200	2.57%
Semiconductors & Related Devices
60,000	EMCORE Corporation *	307,200
45,000	Finisar Corporation *	1,076,400
18,400	GigOptix, Inc. *	28,152
70,000	Photronics, Inc. *	632,100
		2,043,852	7.51%
Services - Computer Integrated Systems Design
40,000	Allscripts Healthcare Solutions, Inc. *	618,400
70,000	Dynamics Research Corp. *	803,600
20,000	Sykes Enterprises, Incorporated *	436,200
		1,858,200	6.83%
Services - Personal Services
10,000	Steiner Leisure Limited * (Bahamas)	491,900	1.81%
Special Industry Machinery (No Metalworking Machinery)
15,000	Kadant Inc.	607,800	2.23%
Special Industry Machinery, NEC
225,400	Mattson Technology, Inc. *	617,596	2.27%
Steel Works, Blast Furnaces & Rolling & Finishing Materials
40,000	Insteel Industries, Inc.	909,200	3.34%
Surgical & Medical Instruments & Apparatus
300,000	Alphatec Holdings, Inc. *	603,000
30,000	Globus Medical, Inc. - Class A *	605,400
		1,208,400	4.44%
Telephone & Telegraph Apparatus
20,000	Fabrinet * (Cayman Islands)	411,200
50,000	Oplink Communications, Inc. *	930,000
		1,341,200	4.93%
Women's, Misses', and Juniors Outerwear
120,000	bebe stores, inc.	638,400	2.35%
Total for Common Stocks (Cost $20,028,015)		$26,701,898	98.13%
MONEY MARKET FUNDS
534,494	SEI Daily Income Treasury Government CL B 0.02% **	534,494	1.97%
	(Cost $534,494)
Total Investment Securities		27,236,392	100.10%
	(Cost $20,562,509)
Liabilities in Excess of Other Assets		(26,464)	-0.10%

Net Assets		$27,209,928	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2013. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 21

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2013	Fund	Fund

Assets:
Investment Securities at Fair Value*	$133,664,414	$8,187,841
Cash	2	-
Receivable for Fund Shares Sold	24,701	370
Dividends Receivable	76,735	1,415
Interest Receivable	42	2
Total Assets	133,765,894	8,189,628
Liabilities:
Payable for Fund Shares Redeemed	475,341	-
Payable to Advisor	177,123	8,384
Total Liabilities	652,464	8,384
Net Assets	$133,113,430	$8,181,244
Net Assets Consist of:
Paid In Capital	$91,515,421	$5,535,950
Accumulated Undistributed Net Investment Income	-	4,389
Accumulated Realized Loss on Investments - Net	(765,308)	(59,372)
Unrealized Appreciation in Value of Investment Securities - Net	42,363,317	2,700,277
Net Assets	$133,113,430	$8,181,244

Net Asset Value and Offering Price (Note 2)	$56.37	$37.05

* Investments at Identified Cost	$91,301,097	$5,487,564

Shares Outstanding (Unlimited number of shares	2,361,611	220,792
authorized without par value)

Statements of Operations
For the year ended December 31, 2013

Investment Income:
Dividends (Net of foreign withholding taxes** of $0 and $0, respectively)	$1,874,689	$116,265
Interest	953	53
Total Investment Income	1,875,642	116,318
Expenses:
Investment Advisor Fees	3,007,638	132,952
Total Expenses	3,007,638	132,952
Less: Expenses Waived	(643,948)	(31,022)
Net Expenses	2,363,690	101,930

Net Investment Income (Loss)	(488,048)	14,388

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	32,640,168	1,002,091
Net Change in Unrealized Appreciation on Investments	716,901	1,254,134
Net Realized and Unrealized Gain on Investments	33,357,069	2,256,225

Net Increase in Net Assets from Operations	$32,869,021	$2,270,613

** Foreign withholding taxes on foreign dividends have been provid-
ed for in accordance with the Funds’ understanding of the applica-
ble country's tax rules and rates.
The accompanying notes are an integral part of these
financial statements.

2013 Annual Report 22

Paradigm Funds

Statements of Assets and Liabilities	Opportunity	Micro-Cap
December 31, 2013	Fund	Fund

Assets:
Investment Securities at Fair Value*	$6,042,013	$27,236,392
Cash	107	-
Receivable for Fund Shares Sold	160	-
Dividends Receivable	615	2,272
Interest Receivable	2	8
Total Assets	6,042,897	27,238,672
Liabilities:
Payable to Advisor	6,425	28,744
Total Liabilities	6,425	28,744
Net Assets	$6,036,472	$27,209,928
Net Assets Consist of:
Paid In Capital	$4,318,208	$20,529,095
Accumulated Undistributed Net Investment Income	-	-
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(36,473)	6,950
Unrealized Appreciation in Value of Investment Securities - Net	1,754,737	6,673,883
Net Assets	$6,036,472	$27,209,928

Net Asset Value and Offering Price (Note 2)	$31.25	$30.35

* Investments at Identified Cost	$4,287,276	$20,562,509

Shares Outstanding (Unlimited number of shares	193,154	896,601
authorized without par value)

Statements of Operations
For the year ended December 31, 2013

Investment Income:
Dividends (Net of foreign withholding taxes** of $0 and $0, respectively)	$52,696	$224,127
Interest	52	159
Total Investment Income	52,748	224,286
Expenses:
Investment Advisor Fees	109,032	269,862
Total Expenses	109,032	269,862
Less: Expenses Waived	(40,887)	-
Net Expenses	68,145	269,862

Net Investment Loss	(15,397)	(45,576)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	386,296	2,165,240
Net Change in Unrealized Appreciation on Investments	857,020	5,327,076
Net Realized and Unrealized Gain on Investments	1,243,316	7,492,316

Net Increase in Net Assets from Operations	$1,227,919	$7,446,740

** Foreign withholding taxes on foreign dividends have been provid-
ed for in accordance with the Funds’ understanding of the applica-
ble country's tax rules and rates.
The accompanying notes are an integral part of these
financial statements.

2013 Annual Report 23

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2013	1/1/2012	1/1/2013	1/1/2012
	to	to	to	to
	12/31/2013	12/31/2012	12/31/2013	12/31/2012
From Operations:
Net Investment Income (Loss)	$(488,048)	$696,936	$14,388	$80,290
Net Realized Gain (Loss) on Investments	32,640,168	(43,373)	1,002,091	(31,055)
Change in Net Unrealized Appreciation	716,901	17,564,241	1,254,134	757,141
Increase in Net Assets from Operations	32,869,021	18,217,804	2,270,613	806,376
From Distributions to Shareholders:
Net Investment Income	-	(696,936)	(9,999)	(80,290)
Net Realized Gain from Security Transactions	(24,659,371)	-	(932,433)	(55,303)
Return of Capital	-	(305,013)	-	-
Total Distributions to Shareholders	(24,659,371)	(1,001,949)	(942,432)	(135,593)
From Capital Share Transactions:
Proceeds From Sale of Shares	20,739,548	101,017,834	1,176,349	6,495,387
Proceeds from Redemption Fees (Note 2)	23,129	19,800	948	1,457
Shares Issued on Reinvestment of Dividends	23,732,220	980,803	922,936	134,370
Cost of Shares Redeemed	(164,196,769)	(109,477,768)	(4,709,128)	(5,769,756)
Net Increase (Decrease) from Shareholder Activity	(119,701,872)	(7,459,331)	(2,608,895)	861,458
Net Increase (Decrease) in Net Assets	(111,492,222)	9,756,524	(1,280,714)	1,532,241

Net Assets at Beginning of Period	244,605,652	234,849,128	9,461,958	7,929,717

Net Assets at End of Period	$133,113,430	$244,605,652	$8,181,244	$9,461,958

Accumulated Undistributed Net Investment Income	$-	$-	$4,389	$-

Share Transactions:
Issued	340,865	1,826,366	32,797	201,291
Reinvested	422,883	17,643	25,025	4,202
Redeemed	(2,734,003)	(1,982,017)	(128,181)	(176,552)
Net Increase (Decrease) in Shares	(1,970,255)	(138,008)	(70,359)	28,941
Shares Outstanding Beginning of Period	4,331,866	4,469,874	291,151	262,210
Shares Outstanding End of Period	2,361,611	4,331,866	220,792	291,151

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 24

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Micro-Cap Fund

	1/1/2013	1/1/2012	1/1/2013	1/1/2012
	to	to	to	to
	12/31/2013	12/31/2012	12/31/2013	12/31/2012
From Operations:
Net Investment Income (Loss)	$(15,397)	$(4,769)	$(45,576)	$57,619
Net Realized Gain on Investments	386,296	51,750	2,165,240	87,981
Change in Net Unrealized Appreciation	857,020	270,369	5,327,076	796,874
Increase in Net Assets from Operations	1,227,919	317,350	7,446,740	942,474
From Distributions to Shareholders:
Net Investment Income	-	-	-	(69,644)
Net Realized Gain from Security Transactions	(351,362)	(49,628)	(2,085,483)	-
Return of Capital	-	(881)	-	-
Total Distributions to Shareholders	(351,362)	(50,509)	(2,085,483)	(69,644)
From Capital Share Transactions:
Proceeds From Sale of Shares	27,780	274,994	2,539,211	9,681,529
Proceeds from Redemption Fees (Note 2)	-	-	-	42
Shares Issued on Reinvestment of Dividends	351,362	50,509	2,083,467	69,644
Cost of Shares Redeemed	(26,079)	(276,107)	(372,381)	(51,996)
Net Increase from Shareholder Activity	353,063	49,396	4,250,297	9,699,219
Net Increase in Net Assets	1,229,620	316,237	9,611,554	10,572,049

Net Assets at Beginning of Period	4,806,852	4,490,615	17,598,374	7,026,325

Net Assets at End of Period	$6,036,472	$4,806,852	$27,209,928	$17,598,374

Accumulated Undistributed Net Investment Income	$-	$-	$-	$-

Share Transactions:
Issued	936	10,667	83,390	422,003
Reinvested	11,298	1,930	68,603	3,060
Redeemed	(882)	(10,106)	(12,513)	(2,341)
Net Increase in Shares	11,352	2,491	139,480	422,722
Shares Outstanding Beginning of Period	181,802	179,311	757,121	334,399
Shares Outstanding End of Period	193,154	181,802	896,601	757,121

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 25

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2013	1/1/2012	1/1/2011	1/1/2010	1/1/2009
throughout the period:	to	to	to	to	to
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Asset Value - Beginning of Period	$56.47	$52.54	$55.09	$42.75	$32.51
Net Investment Income (Loss) (a)	(0.19)	0.15	(0.15)	(0.07)	0.16
Net Gains (Loss) on Securities (Realized and Unrealized)	12.45	4.01	(1.64)	12.49	10.07
Total from Investment Operations	12.26	4.16	(1.79)	12.42	10.23
Distributions (From Net Investment Income)	-	(0.16)	-	(0.09)	-
Distributions (From Capital Gains)	(12.37)	-	(0.78)	0.00	-
Distributions (From Return of Capital)	-	(0.07)	-	-	-
Total Distributions	(12.37)	(0.23)	(0.78)	(0.09)	0.00
Proceeds from Redemption Fee (Note 2)	0.01	0.00 +	0.02	0.01	0.01
Net Asset Value - End of Period	$56.37	$56.47	$52.54	$55.09	$42.75
Total Return (b)	21.82%	7.93%	(3.22)%	29.08%	31.50%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$133,113	$244,606	$234,849	$255,499	$123,043
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.91%	1.84%	1.83%	1.89%	1.98%
After Reimbursement
Ratio of Expenses to Average Net Assets ++	1.50%	1.50%	1.50%	1.50%	1.63	% (c)
Ratio of Net Investment Income (Loss) to Average
Net Assets ++	-0.31%	0.26%	-0.26%	-0.14%	0.43	% (c)
Portfolio Turnover Rate	48.01%	62.22%	83.95%	81.17%	69.85%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2013	1/1/2012	1/1/2011	1/1/2010	1/1/2009
	to	to	to	to	to
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Asset Value - Beginning of Period	$32.50	$30.24	$29.71	$23.82	$18.53
Net Investment Income (Loss) (a)	0.06	0.24	0.06	(0.05)	0.08
Net Gains on Securities (Realized and Unrealized)	9.29	2.49	0.52	6.01	5.28
Total from Investment Operations	9.35	2.73	0.58	5.96	5.36
Distributions (From Net Investment Income)	(0.05)	(0.28)	(0.05)	(0.07)	(0.07)
Distributions (From Capital Gains)	(4.75)	(0.19)	-	-	-
Total Distributions	(4.80)	(0.47)	(0.05)	(0.07)	(0.07)
Proceeds from Redemption Fee (Note 2)	- +	- +	- +	- +	-	+

Net Asset Value - End of Period	$37.05	$32.50	$30.24	$29.71	$23.82
Total Return (b)	28.83%	9.07%	1.97%	25.03%	28.92%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$8,181	$9,462	$7,930	$3,917	$2,710
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
After Reimbursement
Ratio of Expenses to Average Net Assets ++	1.15%	1.15%	1.20%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets ++	0.16%	0.73%	0.21%	-0.20%	0.42%
Portfolio Turnover Rate	46.80%	86.71%	58.40%	65.77%	65.57%

(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Includes dividend expense on securities sold short and interest expense of less than 0.005% .
+ Amount calculated is less than $0.005.
++ Such percentages reflect an expense waiver by the Advisor (for Value since 2009 and for Select since 2011).

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 26

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding throughout the period:	1/1/2013	1/1/2012	1/1/2011		1/1/2010	1/1/2009
	to	to	to		to	to
	12/31/2013	12/31/2012	12/31/2011		12/31/2010	12/31/2009
Net Asset Value - Beginning of Period	$26.44	$25.04	$25.59		$20.29	$13.79
Net Investment Loss (a)	(0.08)	(0.03)	(0.20)		(0.12)	(0.01)
Net Gains (Loss) on Securities (Realized and Unrealized)	6.82	1.71	(0.14)		5.42	6.51
Total from Investment Operations	6.74	1.68	(0.34)		5.30	6.50
Distributions (From Net Investment Income)	-	-	-		-	-
Distributions (From Capital Gains)	(1.93)	(0.28)	(0.21)		-	-
Distributions (From Return of Capital)	-	- +	-		-	-
Total Distributions	(1.93)	(0.28)	(0.21)		-	-
Proceeds from Redemption Fee (Note 2)	-	-	-		- +	-
Net Asset Value - End of Period	$31.25	$26.44	$25.04		$25.59	$20.29
Total Return (b)	25.54%	6.72%	(1.34)%		26.12%	47.14%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$6,036	$4,807	$4,491		$4,939	$3,693
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%		2.00%	2.00%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.25%	1.33%	1.50%		1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets (c)	-0.28%	-0.10%	-0.76%		-0.56%	-0.04%
Portfolio Turnover Rate	44.00%	61.11%	65.44%		96.20%	135.62%

Paradigm Micro-Cap Fund

Financial Highlights - Paradigm Micro-Cap Fund

Selected data for a share outstanding throughout the period:	1/1/2013	1/1/2012	1/1/2011		1/1/2010	1/1/2009
	to	to	to		to	to
	12/31/2013	12/31/2012	12/31/2011		12/31/2010	12/31/2009
Net Asset Value - Beginning of Period	$23.24	$21.01	$21.20		$17.99	$13.98
Net Investment Income (Loss) (a)	(0.06)	0.09	(0.04)		(0.01)	0.14
Net Gains (Loss) on Securities (Realized and Unrealized)	9.69	2.23	(0.15)		3.33	3.98
Total from Investment Operations	9.63	2.32	(0.19)		3.32	4.12
Distributions (From Net Investment Income)	-	(0.09)	-		(0.11)	(0.11)
Distributions (From Capital Gains)	(2.52)	-	-		0.00	0.00
Distributions (From Return of Capital)	-	-	-		-	-
Total Distributions	(2.52)	(0.09)	-		(0.11)	(0.11)
Proceeds from Redemption Fee (Note 2)	-	- +	-		-	- +
Net Asset Value - End of Period	$30.35	$23.24	$21.01		$21.20	$17.99
Total Return (b)	41.41%	11.06%	(0.90)%		18.44%	29.44%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$27,210	$17,598	$7,026		$3,448	$2,575
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%		1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average
Net Assets	-0.21%	0.38%	-0.20%		-0.08%	0.92%
Portfolio Turnover Rate	70.07%	60.47%	126.43	% ++	77.78%	79.35%

(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.
++ The Fund's portfolio turnover rate increased due to the change in the Fund's principal investment strategy to invest
(under normal circumstances) at least 80% of its net assets in the common stocks of U.S. micro-cap companies effective
December 27, 2011.

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 27

NOTES TO FINANCIAL STATEMENTS
PARADIGM FUNDS
December 31, 2013

1.) ORGANIZATION
The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Micro-Cap Fund (“Micro-Cap”) commenced operations on January 1, 2008. Effective December 27, 2011, the name of the Paradigm Micro-Cap Fund was changed from the Paradigm Intrinsic Value Fund. The Paradigm Micro-Cap Fund's investment objective is long-term capital appreciation. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. Prior to December 27, 2011, the principal investment strategy of the Fund was to invest primarily in the common stocks of small, mid or large capitalization companies that the Advisor believed had the potential for capital appreciation. Value, Opportunity, Select and Micro-Cap are all diversified funds. The advisor to Value, Opportunity, Select and Micro-Cap (each a “Fund” and collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the highest cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

The Funds may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividend to be designated as return of capital. Annually, income or loss from MLPs is reclassified upon receipt of the MLPs K-1. For financial reporting purpose management does not estimate the tax character of MLP distributions for which actual information has not been reported.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended December 31, 2013 proceeds from redemption fees were $23,129, $948, $0 and $0 for Value, Select, Opportunity and Micro-Cap, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2013 Annual Report 28

Notes to Financial Statements - continued

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken on the Funds’ 2013 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and New York State tax authorities; however the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the fiscal year ended December 31, 2013, the Funds did not incur any interest or penalties.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. At December 31, 2013, Value Fund accumulated net investment loss was increased by $488,048; accumulated realized loss on investments was decreased by $5,414,308; and paid in capital was increased by $4,926,260 due to the reclassification of net investment loss and the reclassification for the usage of equalization for tax purposes. Additionally, as of December 31, 2013, Opportunity and Micro-Cap Fund’s accumulated net investment loss was increased by $15,397 and $45,576, respectively, and accumulated realized gain was decreased by $15,397 and $45,576, respectively, due to the reclassification of net investment loss.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ best information about the assumptions a market participant would use in valuing the assets or liabilities.

The availability of inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets measured at fair value on a recurring basis follows.

2013 Annual Report 29

Notes to Financial Statements - continued

Equity securities (common stocks and real estate investment trusts). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of December 31, 2013:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$122,248,354	$0	$0	$122,248,354
Real Estate Investment Trusts	7,457,759	0	0	7,457,759
Money Market Funds	3,958,301	0	0	3,958,301
Total	$133,664,414	$0	$0	$133,664,414

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$7,988,188	$0	$0	$7,988,188
Real Estate Investment Trusts	132,110	0	0	132,110
Money Market Funds	67,543	0	0	67,543
Total	$8,187,841	$0	$0	$8,187,841

Opportunity:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$5,560,543	$0	$0	$5,560,543
Real Estate Investment Trusts	198,923	0	0	198,923
Money Market Funds	282,547	0	0	282,547
Total	$6,042,013	$0	$0	$6,042,013

Micro-Cap:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$26,701,898	$0	$0	$26,701,898
Money Market Funds	534,494	0	0	534,494
Total	$27,236,392	$0	$0	$27,236,392

2013 Annual Report 30

Notes to Financial Statements - continued

Refer to each Fund’s Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the fiscal year ended December 31, 2013. There were no transfers into or out of the levels during the fiscal year ended December 31, 2013. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2013.

4.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50% of the average daily net assets from Select; 2.00% of the average daily net assets from Opportunity; and 1.25% of the average daily net assets from Micro-Cap. Value pays the Advisor an annual investment management fee of 2.00% of the average daily net assets on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the fiscal year ended December 31, 2013, the Advisor earned management fees (before the waivers described below) totaling $3,007,638, $132,952, $109,032 and $269,862 for Value, Select, Opportunity, and Micro-Cap, respectively. At December 31, 2013, $177,123, $8,384, $6,425 and $28,744 was due to the Advisor from Value, Select, Opportunity and Micro-Cap, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Value, Select and Opportunity to the extent necessary to maintain total annual operating expenses of the Funds (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50%, 1.15% and 1.25%, respectively, of daily net assets through May 1, 2014. Totals waived were $643,948, $31,022 and $40,887 with no recapture provision for the fiscal year ended December 31, 2013 for Value, Select and Opportunity, respectively.

5.) RELATED PARTY TRANSACTIONS
Certain officers and shareholders of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the fiscal year ended December 31, 2013 for the Trust. Under the Management Agreements, the Advisor pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Micro-Cap
Purchases	$73,753,279	$4,010,078	$2,285,944	$16,430,417
Sales	$209,632,779	$7,320,536	$2,289,925	$14,641,844

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at December 31, 2013 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Micro-Cap
Cost of Investments	$92,167,167	$5,551,196	$4,326,951	$20,566,662

Gross Unrealized Appreciation	$44,134,944	$2,751,564	$1,820,078	$6,917,405
Gross Unrealized Depreciation	($2,637,697)	($114,919)	($105,016)	($247,675)
Net Unrealized Appreciation
on Investments	$41,497,247	$2,636,645	$1,715,062	$6,669,730

2013 Annual Report 31

Notes to Financial Statements - continued

7.) CAPITAL SHARES
At December 31, 2013, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at December 31, 2013:

	Value	Select	Opportunity	Micro-Cap
Shares Issued
and Outstanding	2,361,611	220,792	193,154	896,601
Paid in Capital	$91,515,421	$5,535,950	$4,318,208	$20,529,095

8.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2013	December 31, 2012
PARADIGM VALUE FUND
Ordinary Income	$ 881,732	$ 696,936
Long-term Capital Gain	23,777,639	-
Return of Capital	-	305,013
	$24,659,371	$ 1,001,949

PARADIGM SELECT FUND
Ordinary Income	$ 276,948	$ 111,821
Long-term Capital Gain	665,484	23,772
	$ 942,432	$ 135,593

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ 130,634	$ -
Long-term Capital Gain	220,728	49,628
Return of Capital	-	881
	$ 351,362	$ 50,509

PARADIGM MICRO-CAP FUND
Ordinary Income	$ 1,224,200	$ 69,644
Long-term Capital Gain	861,283	-
Return of Capital	-	-
	$ 2,085,483	$ 69,644

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Value	Select
Undistributed ordinary income	$ 54,487	$ 7,086
Undistributed long-term capital gain	46,275	1,563
Unrealized appreciation	41,497,247	2,636,645
	$ 41,598,009	$ 2,645,294

	Opportunity	Micro-Cap
Undistributed ordinary income	$ 1,680	$ 11,103
Undistributed long-term capital gain	1,522	-
Unrealized appreciation	1,715,062	6,669,730
	$ 1,718,264	$ 6,680,833

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

9.) CAPITAL LOSS CARRYFORWARD
Value and Micro-Cap utilized $1,258,952 and $27,231, respectfully, of available short-term capital loss carry-forwards during the fiscal year ended December 31, 2013. As of December 31, 2013, none of the Funds had any capital loss carryforwards available for future periods.

10.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2013, Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, California, for the benefit of its customers, held, in aggregate, 25.40% of Value, and therefore may be

2013 Annual Report 32

Notes to Financial Statements - continued

deemed to control Value. Also, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, for the benefit of its customers, held, in aggregate, 36.00% of Value, and therefore also may be deemed to control Value. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 87.11%, of Opportunity, and therefore may be deemed to control Opportunity. Also, Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 86.54% of Micro-Cap, and therefore may be deemed to control Micro-Cap.

11.) RECENT ACCOUNTING PRONOUNCEMENT
In January, 2013, the FASB issued ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management has evaluated and concluded that there is no impact of the ASU on the financial statements of the Funds for the fiscal year ended December 31, 2013.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2013 Annual Report 33

DISCLOSURE OF EXPENSES
(Unaudited)

     The ongoing costs to shareholders associated with the Paradigm Value Fund, Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2013 and held through December 31, 2013.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2013 to
	July 1, 2013	December 31, 2013	December 31, 2013

Actual	$1,000.00	$1,118.76	$8.01

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2013 to
	July 1, 2013	December 31, 2013	December 31, 2013

Actual	$1,000.00	$1,162.37	$6.27

Hypothetical	$1,000.00	$1,019.41	$5.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2013 Annual Report 34

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2013 to
	July 1, 2013	December 31, 2013	December 31, 2013

Actual	$1,000.00	$1,128.58	$6.71

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM MICRO-CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2013 to
	July 1, 2013	December 31, 2013	December 31, 2013

Actual	$1,000.00	$1,170.37	$6.84

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2013 Annual Report 35

ADDITIONAL INFORMATION
December 31, 2013

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2013 Annual Report 36

Cohen Fund Audit Services, Ltd. Certified Public Accountants	1350 Euclid Ave., Ste. 800 Cleveland, Ohio 44115-1877 Phone: (216) 649-1700 Fax: (216) 579-0111 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Paradigm Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds, comprising Paradigm Value Fund, Paradigm Select Fund, Paradigm Opportunity Fund and Paradigm Micro-Cap Fund (the "Funds") as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Paradigm Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 21, 2014

2013 Annual Report 37

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2013.

Interested Trustees and Officers

				Number of	Other
Name,	Position(s)	Term of	Principal	Portfolios	Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held
and Year of Birth	the Trust	Length of	During the	By	During the
		Time Served	Past 5 Years	Trustee	Past 5 Years

Candace King	President	Indefinite Term,	Co-portfolio Manager of Paradigm Micro-Cap Fund since	4	Director,
Weir[2], (1944)	and Trustee	Since 2002	December 2011; Director, President, Chief Investment		Nature's
			Officer, and Portfolio Manager of Paradigm Capital		Sunshine
			Management, Inc. since 1994; Director and President of		Products
C.L. King & Associates, Inc. since 1972; Managing
Member of PCM Ventures, LLC since 1996, PCM Ventures
International LLC since 2001, PCM Ventures II, LLC since
2003, and PCM Ventures III, LLC since 2010; Chief
Executive Officer and Director of PCM Advisors LLC since
2004, Paradigm Funds Advisors LLC since 2005, and
Paradigm Capital Management Growth Advisors, Inc.
since 2007.

Amelia F. Weir	Secretary	Indefinite Term,	Co-portfolio Manager of Paradigm Micro-Cap Fund since	N/A	N/A
(1975)		Since 2009	December 2011; Portfolio Manager and Director of
Research Paradigm Capital Management (2008 - current),
Portfolio Manager at William D. Witter, Inc. (2006 - 2008),
Equity Analyst and Assistant Portfolio Manager at
Tocqueville Asset Management (2005).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisors	4	Director,
CPA[3], (1948)		Since 2005	LLC and affiliated entities (2008 - current); Eastern		American Bio
			Regional President of First Niagara Bank (2005 - 2007);		Medical; Dir.,
			President and Chief Executive Officer of Hudson River		First Niagara
			Bank & Trust Company (1996 - 2005).		Financial Group

John V. Gulick	Chief	Indefinite Term,	VP and CCO of Paradigm Funds Advisor LLC and affiliat-	N/A	N/A
(1972)	Compliance	Since 2006	ed advisors (February 2007 - current), Compliance Officer
	Officer		of Paradigm Capital Management, Inc. (April 2005 - Feb.
2007); Senior Compliance Analyst of GE Asset
Management, Inc. (Feb. 2001 - March 2005).

Robert A.	Treasurer	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and affili-	N/A	N/A
Benton, CPA	and Chief	Since 2002	ated advisors (May 2006 - current), SVP and CFO of C.L.
(1954)	Financial		King & Associates, a registered broker dealer (February
	Officer		2001 - current); SVP and CFO of Paradigm Capital
Management, Inc. (February 2001 - March 2004).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios	Directorships
Address[1],	Held with	Length of	During	Overseen	During the
and Year of Birth	the Trust	Time Served	Past 5 Years	By Trustee	Past 5 Years

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 - current).	4	None
Heerwagen[4]		Since 2009	Executive Vice President of Ayco / Goldman Sachs
(1945)			(2003 - 2009).

Anthony J.	Trustee	Indefinite Term,	President and Chairman of the Board of Cool Insuring	4	None
Mashuta, (1956)		Since 2004	Agency, Inc. (1988 - current).

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	4	Director, MTI
Phelan[4], (1956)		Since 2007	rent); Chief Executive Officer of OneMade, Inc. (1999 -		Corporation
2004).

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC. Ms. Weir resigned her position with Nature's Sunshine Products on August 6, 2010.

3 Carl A. Florio is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust's investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation. Paradigm Capital Management, Inc. manages a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 Peter Heerwagen is a limited partner in PCM Partners, LP II. As of December 31, 2013 he owned 0.09% of the PCM Partners, LP II partnership, the value of which was $0.25 million. William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2013 he owned 1.04% of the PCM Partners, LP II partnership, the value of which was $2.84 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling 1-800-239-0732.

2013 Annual Report 38

Board of Trustees
Carl A. Florio
Peter H. Heerwagen
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Distributor
Rafferty Capital Markets, LLC
1010 Franklin Avenue - 3rd Floor
Garden City, NY 11530

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/13	FYE 12/31/12
Audit Fees	$37,400	$37,505
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000
All Other Fees	$2,000	$2,500

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/13	FYE 12/31/12
Registrant	$10,000	$10,500
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/Candace King Weir Candace King Weir President

Date: 2/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Candace King Weir Candace King Weir President

Date: 2/28/14

By: /s/Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 2-28-14